UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2014

PIKE CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	1-32582	20-3112047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way

Mount Airy, NC 27030

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On December 22, 2014, pursuant to the terms of an Agreement and Plan of Merger, dated as of August 4, 2014 (the “Merger Agreement”), by and among Pike Corporation, a Delaware corporation (the “Company”), Pioneer Parent, Inc., a Delaware corporation (“Parent”), and Pioneer Merger Sub, Inc., a North Carolina corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. As of the effective time of the Merger (the “Effective Time”), the Company became indirectly beneficially wholly-owned by J. Eric Pike, Chairman and Chief Executive Officer of the Company, the Joe B. / Anne A. Pike Generation Skipping Trust and Takuan, LLC, an entity controlled and solely owned by Mr. Pike (collectively, the “J. Eric Pike Investors”), and investment funds affiliated with Court Square Capital Partners (the “CSCP Investors”). The Merger Consideration (as defined in Item 2.01 of this report) was funded by the debt financing arrangements described in Item 1.01 of this report, the cash equity contributions described in Item 2.01 of this report and cash on hand at the Company and its subsidiaries.

Item 1.01.	Entry into a Material Definitive Agreement.

First Lien Term Loan Facility and First Lien Revolving Credit Facility

On December 22, 2014, Merger Sub and the Company, entered into, or by merger became parties to, a Credit Agreement, dated as of December 22, 2014 (the “First Lien Credit Agreement”), with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Keybank National Association and SunTrust Bank, as co-syndication agents. On that date, pursuant to the First Lien Credit Agreement, the lenders (i) extended to Merger Sub and after the merger, the Company, as borrower (the “Borrower”), $310,000,000 in the form of a term loan facility (the “First Lien Term Loan Facility”) and (ii) made available to the Borrower a $100,000,000 revolving credit facility (the “First Lien Revolving Credit Facility”).

Borrowings under the First Lien Term Loan Facility and the First Lien Revolving Credit Facility bear interest at a rate per annum equal to an applicable margin, plus, at the Borrower’s option, either (i) a base rate or (ii) a LIBOR rate, in each case, subject to interest rate floors. The First Lien Term Loan Facility will amortize in equal quarterly installments equal to 0.25% of the original principal amount thereof, with the balance being payable on the date that is seven years after the closing of the First Lien Term Loan Facility. The First Lien Revolving Credit Facility is payable in full on the date that is five years from the closing of the First Lien Revolving Credit Facility. Outstanding term loans are subject to mandatory prepayment with specified excess cash flows and the net cash proceeds of specified asset sales and other dispositions of property and of specified incurrences of debt.

Parent and the subsidiaries of the Company organized under the laws of the United States or any state thereof (the “Domestic Subsidiaries”), but not including Klondyke Construction LLC, Elemental Energy, Inc. and Pine Valley Power, Inc., guaranteed the borrowings under the First Lien Credit Agreement. All obligations under the First Lien Credit Agreement are secured by a perfected first-priority security interest in substantially all of the tangible and intangible assets of the Borrower and the guarantors as well as a perfected first-priority pledge of 100% of the equity interests of the Company and the Domestic Subsidiaries and 65% of the equity interests of the foreign subsidiaries of the Company.

The First Lien Credit Agreement contains negative and affirmative covenants, events of default and repayment and prepayment provisions customarily applicable to senior secured credit facilities.

Second Lien Term Loan Facility

On December 22, 2014, Merger Sub and the Company, entered into, or by merger became parties to, a Second Lien Credit Agreement, dated as of December 22, 2014 (the “Second Lien Credit Agreement”), with the lenders party thereto, Keybank National Association, as administrative agent, and JPMorgan Chase Bank, N.A. and SunTrust Bank, as co-syndication agents. On that date, pursuant to the Second Lien Credit Agreement, the lenders extended to the Borrower $130,000,000 in the form of a term loan facility (the “Second Lien Term Loan Facility”).

Borrowings under the Second Lien Term Loan Facility bear interest at a rate per annum equal to an applicable margin, plus, at the Borrower’s option, either (i) a base rate or (ii) a LIBOR rate, in each case, subject to interest rate floors. The Second Lien Term Loan Facility shall be payable in full on the date that is seven and a half years after the closing of the Second Lien Term Loan Facility. Outstanding term loans are subject to mandatory prepayment with specified excess cash flows and the net cash proceeds of specified asset sales and other dispositions of property and of specified incurrences of debt.

Parent and the Domestic Subsidiaries guaranteed the borrowings under the Second Lien Credit Agreement. All obligations under the Second Lien Credit Agreement are secured by a perfected security interest (subject to the first lien security interests) in substantially all of the tangible and intangible assets of the Borrower and the guarantors as well as a perfected pledge (subject to the first lien pledges) of 100% of the equity interests of the Company and the Domestic Subsidiaries and 65% of the equity interests of the foreign subsidiaries of the Company.

The Second Lien Credit Agreement contains negative and affirmative covenants, events of default and repayment and prepayment provisions customarily applicable to second lien credit facilities.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

On December 22, 2014, in connection with the Merger, the Company’s equity incentive plans, including the 2002 Stock Option Plan A; the 2002 Stock Option Plan B; the 2005 Omnibus Incentive Compensation Plan; the 2008 Omnibus Incentive Compensation Plan, as amended and restated effective November 3, 2011; the Employee Stock Purchase Plan; and the Compensation Deferral Plan, were terminated.

On December 22, 2014, in connection with the Merger, the Credit Agreement, dated as of August 24, 2011, among the Company, as borrower, the guarantors party thereto, the lenders party thereto and Regions Bank, as administrative agent, as amended by a First Amendment to Credit Agreement and Limited Consent dated November 4, 2013, and a Second Amendment to Credit Agreement, dated as of December 17, 2013, was paid in full and terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 1.01, 3.03, 5.01, 5.02 and 5.03 of this report is incorporated herein by reference.

At the Effective Time, each share of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares and shares held by any of the Company’s shareholders who are entitled to and properly exercised appraisal rights under North Carolina law (“Dissenting Shares”)) was converted into the right to receive $12.00 in cash (the “Merger Consideration”), without interest and less any applicable withholding taxes, whereupon all such shares were automatically cancelled upon the conversion thereof and ceased to exist.

The maximum aggregate cash Merger Consideration is approximately $392 million. The funds used to fund the Merger Consideration were received from a cash equity contribution from Parent in connection with an equity issuance to J. Eric Pike and the CSCP Investors, as well as cash on hand at the Company and its subsidiaries and proceeds received in connection with the debt financings described in Item 1.01 of this report.

The J. Eric Pike Investors contributed Common Stock to Parent immediately prior to the Effective Time in exchange for shares of Parent common stock. J. Eric Pike is the Chairman of the Board of Directors and Chief Executive Officer of the Company, and was one of the Company’s principal shareholders before the completion of the Merger.

A special committee of the Company’s board of directors consisting solely of independent and disinterested directors unanimously recommended that the board of directors approve and declare the Merger Agreement advisable. On December 18, 2014, the proposal to approve the Merger Agreement was approved by the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the contents of such agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein. A copy of the press release announcing the completion of the Merger is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this report is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Items 2.01 and 3.03 of this report is incorporated herein by reference.

On December 22, 2014, the Company notified the New York Stock Exchange (“NYSE”) of the completion of the Merger, and requested that trading in the Common Stock be suspended and that the Common Stock be withdrawn from listing on the NYSE prior to the opening of trading on December 23, 2014. On December 23, 2014, the NYSE filed a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Common Stock from the NYSE. The Common Stock was delisted prior to the opening of trading on December 23, 2014. The Company intends to file a Form 15 with the SEC to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 at the time such filing is permitted under SEC rules.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 5.03 of this report is incorporated herein by reference.

As a result of the Merger, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than certain excluded shares and Dissenting Shares) was automatically cancelled and ceased to exist, and was converted into the right to receive the Merger Consideration, less any applicable withholding taxes. Accordingly, at the Effective Time, the Company’s shareholders immediately before the Effective Time ceased to have any rights in the Company as shareholders, other than their right to receive the Merger Consideration or, with respect to shareholders holding Dissenting Shares, appraisal rights.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 3.03 of this report is incorporated herein by reference.

On December 22, 2014, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent is owned by the J. Eric Pike Investors and the CSCP Investors.

Upon the completion of the Merger, the J. Eric Pike Investors beneficially own, directly or indirectly, approximately 11.2% of the Company’s voting securities, and the CSCP Investors beneficially own, directly or indirectly, approximately 88.5% of the Company’s voting securities. Certain third-party investors own the remaining voting securities of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As of the Effective Time on December 22, 2014, in accordance with the Merger Agreement, Charles E. Bayless, James R. Helvey III, Peter Pace, Daniel J. Sullivan III and James L. Turner ceased serving as members of the Company’s board of directors.

(d) On December 22, 2014, following the Effective Time, in connection with the transactions contemplated by the Merger Agreement, Kevin D. Brown, Ian D. Highet, Larry Silber and Joseph M. Silvestri were elected as new members of the Company’s board of directors, effective that day. J. Eric Pike will continue his service as a member of the Company’s board of directors.

Each of Mr. Highet and Mr. Silvestri is a Managing Partner of Court Square Capital Partners.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

On December 22, 2014, pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Articles of Incorporation of the Company as in effect immediately prior to the Effective Time were amended to be in the form filed as Exhibit 3.1 to this report, and became the Amended and

Restated Articles of Incorporation of the Company, and the Amended and Restated Bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated to be in the form filed as Exhibit 3.2 to this report, and became the Amended and Restated Bylaws of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of August 4, 2014, by and among Pike Corporation, Pioneer Parent, Inc. and Pioneer Merger Sub, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed August 4, 2014)

3.1	Amended and Restated Articles of Incorporation of Pike Corporation

3.2	Amended and Restated Bylaws of Pike Corporation

99.1	Press Release issued by Pike Corporation, dated December 22, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE CORPORATION

Date: December 23, 2014	By:	/s/ Anthony K. Slater
	Name:	Anthony K. Slater
	Title:	Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
December 22, 2014	1-32582

PIKE CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of August 4, 2014, by and among Pike Corporation, Pioneer Parent, Inc. and Pioneer Merger Sub, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed August 4, 2014)

3.1	Amended and Restated Articles of Incorporation of Pike Corporation

3.2	Amended and Restated Bylaws of Pike Corporation

99.1	Press Release issued by Pike Corporation, dated December 22, 2014